15. Equity	12 Months Ended
Dec. 31, 2018
Equity
Equity

15.        Equity

As of December 31, 2018, the share capital of €624 (2017: €468) is composed of 62,430,106 (2017: 46,791,352) common shares with a par value of €0.01.

In the first quarter of 2018, the Group issued 2,373,716 common shares in connection with its at-the-market sales agreement for net proceeds of €3.8 million.

On February 15, 2018, the Group issued 13,225,000 common shares in a public offering at a price of $2.00 per common share resulting in aggregate net proceeds of €19.7 million.

On June 19, 2018, the authorized share capital was increased from €2,196 to €3,200 to consisting of 155,975,000 common shares and 155,975,000 cumulative preference shares, each with a par value of €0.01 per share.